UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 24, 2013

Heritage Oaks Bancorp
(Exact Name of Registrant as Specified in Its Charter)

California
(State or Other Jurisdiction of Incorporation)

000-25020	77-0388249
(Commission File Number)	(IRS Employer Identification No.)

1222 Vine Street, Paso Robles CA	93446
(Address of Principal Executive Offices)	(Zip Code)

(805) 369-5200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition

On October 24, 2013, the Company issued a press release announcing its financial condition and results of operations for the third quarter, 2013.  The Company also included Earnings Release Tables with the press release.

A copy of the Q3 press release and Earnings Release Tables are attached to this Form 8-K as Exhibits 99.1.

Item 8.01. Other Information

On October 21, 2013, Heritage Oaks Bancorp (NASDAQ: HEOP) (“Heritage Oaks”) and Mission Community Bancorp (OTCQB: MISN) (“Mission Community”) announced that they have entered into a definitive agreement and plan of merger, dated October 21, 2013.  The press release announcing the financial condition and results of operations for the third quarter, 2013 includes language discussing the agreement and plan of merger.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Third Quarter Press Release dated October 24, 2013.

Important Information for Investors and Shareholders

This filing does not constitute an offer to sell or the solicitation of an offer to buy any securities or solicitation of any vote or approval.  In connection with the proposed transaction, Heritage Oaks intends to file with the U.S. Securities and Exchange Commission a registration statement on Form S-4, which will include a joint proxy statement/prospectus with respect to the proposed acquisition of Mission Community Bancorp.  The final joint proxy statement/prospectus will be mailed to the shareholders of Heritage Oaks in advance of a vote of shareholders regarding the proposed merger.  INVESTORS AND SECURITY HOLDERS OF HERITAGE OAKS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER CAREFULLY AND IN ITS ENTIRETY, INCLUDING ANY DOCUMENTS PREVIOUSLY FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION AND INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS, WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING HERITAGE OAKS AND THE PROPOSED MERGER.  INVESTORS WILL BE ABLE TO OBTAIN A FREE COPY OF THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS OTHER FILINGS CONTAINING INFORMATION ABOUT HERITAGE OAKS (INCLUDING BUT NOT LIMITED TO ITS ANNUAL REPORTS ON FORM 10-K, ITS PROXY STATEMENTS, ITS CURRENT REPORTS ON FORM 8-K AND ITS QUARTERLY REPORTS ON FORM 10-Q), WITHOUT CHARGE, AT THE U.S. SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV/.  INVESTORS MAY ALSO OBTAIN THESE DOCUMENTS, WITHOUT CHARGE, FROM HERITAGE OAKS’ WEBSITE AT HTTP://WWW.HERITAGEOAKSBANCORP.COM OR BY CONTACTING HERITAGE OAKS’ INVESTOR RELATIONS DEPARTMENT AT 805.369..  By including the foregoing website addresses Heritage Oaks does not intend to and shall not be deemed to incorporate by reference herein any material contained therein.

Participants in a Solicitation

Heritage Oaks and each of  respective directors, executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. INFORMATION ABOUT THE DIRECTORS AND EXECUTIVE OFFICERS OF HERITAGE OAKS AND THEIR OWNERSHIP OF HERITAGE OAKS COMMON STOCK IS SET FORTH IN THE PROXY STATEMENT FOR HERITAGE OAKS’ 2013 ANNUAL MEETING OF SHAREHOLDERS AS PREVIOUSLY FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF SUCH PARTICIPANTS IN THE PROPOSED TRANSACTION WILL BE INCLUDED IN THE JOINT PROXY STATEMENT/PROSPECTUS, WHEN IT BECOMES AVAILABLE.

Forward Looking Statements

This press release contains certain forward-looking information about Heritage Oaks which forward-looking information is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. In some cases, you can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning.  You should carefully read forward-looking statements, including statements that contain these words, because they discuss the future expectations or state other “forward-looking” information about Heritage Oaks.  Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of Heritage Oaks. Forward-looking statements speak only as of the date they are made and Heritage Oaks does not assume any duty to update such statements. Heritage Oaks cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. In addition to factors previously disclosed in reports filed by Heritage Oaks with the U.S. Securities and Exchange Commission, risks and uncertainties for each institution and the combined institution include, but are not limited to: lower than expected revenues; credit quality deterioration or a reduction in real estate values causing an increase in the allowance for credit losses and a reduction in net earnings; increased competitive pressure among depository institutions; the ability to complete the proposed transaction, including obtaining regulatory approvals and approval by the stockholders of Heritage Oaks and Mission Community, or any future transaction, successfully integrating such acquired entities, or achieving expected beneficial synergies and/or operating efficiencies, in each case within expected time-frames or at all; diversion of management’s attention from ongoing business operations and opportunities; the effect of the announcement of the merger on Heritage Oaks’ respective customer relationships and operating results; the challenges of integrating and retaining key employees; the possibility that a change in the interest rate environment may reduce net interest margins; asset/liability re-pricing risks and liquidity risks; pending legal matters may take longer or cost more to resolve or may be resolved adversely; general economic conditions, either nationally or in the market areas in which the entities operate or anticipate doing business, are less favorable than expected; the threat and impact of cyber-attacks on our and our third party vendors information technology infrastructure; and environmental conditions, including natural disasters such as earthquakes, landslides and wildfires, may disrupt business, impede operations, or negatively impact the values of collateral securing loans.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2013
Heritage Oaks Bancorp

By:	/s/ Mark Olson
Mark Olson
Chief Financial Officer